Exhibit 99.1

FOR IMMEDIATE RELEASE

NY SUPREME COURT DENIES CRESCENDO’S PLEA FOR INJUNCTIVE RELIEF

MOUNTAIN LAKES, N.J., August 24, 2005 – Computer Horizons Corp. (Nasdaq: CHRZ), today announced that the Supreme Court for the State of New York denied Crescendo Partners’ request for an immediate injunction to block the consummation of Computer Horizons’ proposed merger with Analysts International (Nasdaq: ANLY), and set a hearing date for August 30, 2005.

William J. Murphy, President and CEO of Computer Horizons, commented, “We believe this lawsuit is without merit and is a desperate, last-minute attempt by the dissident group to stop a strategically sound merger that was announced four months ago, and to seize control of our company without paying a premium to shareholders.  It is also a clear sign that the dissidents believe they do not have enough support for their proxy campaign and must now resort to preventing the voices of our shareholders from being heard at the special meeting of shareholders on September 2nd.  We are working vigorously to defend our company and the rights of our shareholders.”

About Computer Horizons Corp.

Computer Horizons Corp. (‘CHC’) (NASDAQ: CHRZ) provides professional information technology (IT) services to a broad array of vertical markets, such as financial services, healthcare, pharmaceutical, telecom, consumer packaged goods, as well as the federal government, through its wholly-owned subsidiary, RGII Technologies, Inc.

CHC’s wholly-owned subsidiary, Chimes, uses its proprietary technology to enable its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise’s business functions.  For more information on Computer Horizons, visit www.computerhorizons.com.

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,”“plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements included in this communication are based on information available to Computer Horizons and Analysts on the date hereof. Computer Horizons and Analysts undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Computer Horizons Corp. has filed with the Securities and Exchange Commission a registration statement on Form S-4 and Computer Horizons Corp. and Analysts International Corporation has filed with the Commission a related joint proxy statement/prospectus in connection with the merger transaction involving Computer Horizons and Analysts International.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND RELATED JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED MERGER BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER TRANSACTION.  Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Computer Horizons Corp. and Analysts International Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov.  Free copies of the joint proxy statement/prospectus and other documents may also be obtained for free from Computer Horizons

Corp.’s and Analysts International Corporation’s respective investor relations at dreingol@computerhorizons.com  and  pquist@analysts.com, respectively.

Computer Horizons Corp. and Analysts International Corporation and their respective directors, officers and other employees and proxy solicitors may be deemed to be participants in the solicitation of proxies from the shareholders of Computer Horizons and Analysts International with respect to the transactions contemplated by the merger agreement.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons’ Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2005.  Information regarding Analysts International’s officers and directors is included in Analysts International’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 22, 2005.  These documents are or will be available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Computer Horizons Corp.’s  investor relations at dreingol@computerhorizons.com and Analysts International Corporation investor relations at pquist@analysts.com.

Corporate Contacts:		Investors:
	David Reingold, SVP, Marketing, IR		Lauren Felice
	Computer Horizons Corp.		Computer Horizons Corp.
	(973) 299-4105		(917) 575-7265
	dreingol@computerhorizons.com		lfelice@computerhorizons.com

		Media:	Steve Silva/Eric Brielmann
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
ss@joelefrank.com/ewb@joelefrank.com

# # #